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                                CASH TRANSACTIONS


                                CABCO TR FOR J.C. PENNEY


March 1, 2001                   Receipt of Interest on
                                J.C. Penney 7.625%                $2,007,281.25

March 1, 2001                   Funds Disbursed to
                                Holders of CABCO
                                Trust Certificates                $2,007,281.25


















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